                                                                    Exhibit 99.1

                             JOINT FILER INFORMATION

This statement on Form 4 is filed by Friedman Fleischer & Lowe Capital Partners,
LP, FFL Executive Partners, LP, Tully M. Friedman and Christopher A. Masto.

Name:                            FFL Executive Partners, LP

Address:                         c/o Friedman Fleischer & Lowe
                                 One Maritime Plaza, 10th Floor
                                 San Francisco, CA 94111

Designated Filer:                Friedman Fleischer & Lowe Capital Partners, LP

Issuer & Ticker Symbol:          Tempur-Pedic International Inc. [TPX]

Date of Earliest Transaction Required to be Reported:  November 23, 2004

FFL EXECUTIVE PARTNERS, LP

By: /s/ Christopher A. Masto
   -----------------------------------------------

Name: Christopher A. Masto
Title: Managing Member
       Friedman Fleischer & Lowe GP, LLC

Name:                            Tully M. Friedman

Address:                         c/o Friedman Fleischer & Lowe
                                 One Maritime Plaza, 10th Floor
                                 San Francisco, CA 94111

Designated Filer:                Friedman Fleischer & Lowe Capital Partners, LP

Issuer & Ticker Symbol:          Tempur-Pedic International Inc. [TPX]

Date of Earliest Transaction Required to be Reported:  November 23, 2004

/s/ Tully M. Friedman
--------------------------------------------------
Tully M. Friedman

Name:                            Christopher A. Masto

Address:                         c/o Friedman Fleischer & Lowe
                                 One Maritime Plaza, 10th Floor
                                 San Francisco, CA 94111

Designated Filer:                Friedman Fleischer & Lowe Capital Partners, LP

Issuer & Ticker Symbol:          Tempur-Pedic International Inc. [TPX]

Date of Earliest Transaction Required to be Reported:  November 23, 2004

/s/ Christopher A. Masto
--------------------------------------------------
Christopher A. Masto